--------------------------------------------------------------------------------
                                                   WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                              PARTNERS VALUE FUND

                               Q U A R T E R L Y

                                  R E P O R T

                               SEPTEMBER 30, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended September 30, 1998, calculated in accordance with SEC standardized formulas.

PERIOD ENDED   PARTNERS II     S&P 500
-------------  ------------  -----------
12/31/83              9.9%         4.2%+
12/31/84             14.5          6.3
12/31/85             40.7         31.7
12/31/86             11.1         18.7
12/31/87              4.3          5.3
12/31/88             14.9         16.5
12/31/89             20.3         31.6
12/31/90             -6.3         -3.1
12/31/91             28.1         30.2
12/31/92             15.1          7.6
12/31/93             23.0         10.1

PERIOD ENDED             PARTNERS VALUE    S&P 500
-----------------------  --------------  -----------
12/31/94                        -9.0%          1.3%
12/31/95                        38.7          37.5
12/31/96                        19.2          22.9
12/31/97                        40.6          33.4
9/30/98                         12.6           6.0++

Cumulative                   1,047.0         910.4

Average Annual Compound
Growth
  (Since inception June
  1, 1983)                      17.2          16.3

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended September 30, 1998, was 21.9%, 20.0% and 17.3%, respectively. These returns assume redemption at the end of each period.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 6/1/83 through 12/31/83
++Return is for the period 1/1/98 through 9/30/98

                WEITZ PARTNERS, INC. -- PARTNERS VALUE PORTFOLIO

                     SEPTEMBER 30, 1998 - QUARTERLY REPORT

                                                                October 14, 1998

Dear Fellow Shareholder:

      After an unusually strong first half of 1998, we gave back some of our gains in the 3rd quarter. Our net asset value per share dropped by -9.0% (vs. -9.9% for the S&P 500), bringing our gain for the first 9 months of the year to +12.6% (vs. +6.0% for the S&P). Our longer-term performance (after deducting expenses) vs. the S&P 500 and the average fund in our category is shown below:

                                         PERIODS ENDING 9-30-98
                                      1 YEAR    5 YEARS    10 YEARS
                                     --------   --------   ---------
PARTNERS VALUE FUND                    +21.9%     +20.0 %     +17.3 %
S&P 500                                 +9.1      +19.9       +17.2
Average Growth and Income Fund*         -1.0      +15.2       +14.2

* Source: Lipper Analytical Services

RECENT MARKET WEAKNESS

      The U.S. stock market has been drifting lower since mid-July. Weak Asian, Russian, and Latin American economies have begun to have an impact on our economy, and fears of slowing earnings growth for American companies have led investors to sell stocks. Global speculators, using huge amounts of borrowed money, have sustained losses on their foreign stock, bond, and currency trades, and more recently on their U.S. government bond and mortgage positions. Lenders have suddenly become remorseful and risk averse, calling in loans and forcing liquidation of collateral (stocks, bonds, and mortgages) in already-weak markets.

      Chaos in the credit markets has been very unsettling for stock investors and is making it difficult for many companies to conduct business as usual. The higher cost and lower availability of credit may continue for some time as both lenders and borrowers work to strengthen their balance sheets before their year-end audits. For companies with strong underlying businesses and appropriate amounts of leverage, this period may be annoying -- temporarily depressing earnings or disrupting expansion and acquisition plans -- but should not cause permanent damage.

      The larger, underlying issue for the stock market is the fact that stocks in general had become over-valued. We have discussed this in previous letters. It was impossible to predict when the correction would come, or what the catalyst would be, but long-term investors will recognize this as an inevitable part of investment life. If we had sold all our stocks when they first became expensive by historical standards, we would have been out of the market for the past several years and missed significant profits. Our plan is to continue to evaluate companies one by one and to buy and hold those with good long-term prospects. The trick in a bear market is to have the courage to buy good businesses when others are fearful, but to be patient enough to buy them at bargain prices.

OUTLOOK FOR OUR PORTFOLIO

      Generally speaking, we believe that investors have over-reacted to news and rumors about financial companies (of which we own many) and under-reacted to the dimming prospects for some of the very largest "blue chip" or "nifty-fifty" stocks (of which we own few). We cannot know how this will play out in the short run, but we invest on the premise that value will eventually be recognized. Here are some thoughts on the major holdings in our fund:

FINANCIAL SERVICE COMPANIES

      Companies that originate or buy mortgages or other loans, finance them temporarily with short-term credit, then either sell them or hold them in their portfolios are exposed to liquidity risk during the interim financing stage. We own a few of these companies (aggregate exposure 3-4% of the portfolio). Some have had some anxious moments as the credit window closed, literally, overnight. They do not have complete control over their destinies, but for these companies as a group, we believe that generally their upside potential is far greater than the downside risk.

      Most of our financial stocks are banks and thrifts, mortgage bankers who do NOT have significant liquidity risk, or investment companies. These companies might face temporarily higher borrowing costs but are very sound and should cope well with the unsettled markets. Their stocks have been weak, as investors sell first and ask questions later, but their prospects are good.

      A few of our financials will be clear beneficiaries of capital market illiquidity. Fannie Mae and Freddie Mac are government agencies that own high quality residential mortgages. They have virtually unlimited access to cheap credit and they are buyers of mortgages that are being dumped at distress prices by weak sellers. Nevertheless, their stocks have also dropped sharply. Other potential beneficiaries are our over-capitalized banks and Berkshire Hathaway, which has perhaps $25-30 billion of buying power available to take advantage of distress situations. (Carol Loomis, in the October 26 issue of FORTUNE, describes Berkshire's attempt to take over the troubled Long-Term Capital hedge fund -- interesting reading.)

CABLE TELEVISION

      There has been no noticeable negative economic impact on the cable industry. If the credit markets remain unstable for a long time, financing costs could rise, but most of our cable companies are rapidly approaching the point of being net cash generators. The stocks have been especially strong in recent quarters because of takeover activity in the industry, and acquisitions could be slowed by financing problems, but the fundamentals of the business remain very strong.

CELLULAR TELEPHONE

      As with cable, cellular telephone growth and profitability have not been affected by recent credit market turmoil. Financing costs could rise temporarily and a recession would undoubtedly dampen subscriber growth and phone usage. However, the only tangible impact on our portfolio has been the disruption of merger plans for Centennial Cellular. The buyer wants to pay $43.50 per share for Centennial, and the owners want to sell, but the investment bankers are having trouble arranging financing, and the stock price has fallen to the mid-20's. My first choice would be to sell at $43.50 now, but if the deal falls through because of the state of the credit market, we should still earn a good return over the years from today's price. We will buy more and be patient. (Another of our cellular companies, Vanguard, recently received a takeover bid from AT&T, and financing should not be an issue for them.)

REAL ESTATE

      Real estate investors, especially real estate investment trusts (REITs), have been aggressive buyers of office buildings, hotels, apartments and other commercial properties over the past several years. Easily available credit has been a major contributor to the demand for real estate and the resulting higher prices. Going forward, tighter credit may lead to temporarily lower real estate prices (and lower stock prices), but it may also create opportunities for well-financed companies such as Hilton, Catellus, and Forest City.

OUTLOOK

      I have no way of predicting how serious this liquidity crisis will get, how long it will last, or when our stocks will begin to rise again. Our goal is to be cautious when others are exuberant and confident when others are fearful, and the current environment is definitely one of the latter. I feel good about our portfolio and its long-term prospects, but shareholders should understand that rebuilding confidence and liquidity may take a while.

SHAREHOLDER MEETING

      On October 6, we held a special shareholder meeting to increase the authorized number of shares of the Weitz Series Fund. The official business took 4 minutes, but the more interesting part of the meeting was the informal question and answer period after the business was completed. The questions were good, and I think the answers were generally informative and mostly comforting. Many of the subjects which were discussed have been incorporated into this letter. We will be having our regular shareholder information meeting in the Spring, probably in May, and I would encourage you to attend, meet your fellow shareholders, and ask any questions you may have.

      In the meantime, both our client service and investment people are available to answer your questions. We all have been unusually busy in recent weeks because we have a large number of new shareholders and the market news has been unsettling, but most shareholders have been very patient with us. We appreciate that.

                                                        Sincerely,

                                                        /s/ WALLACE R. WEITZ

                                                        Wallace R. Weitz
                                                        President, Portfolio
                                                        Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 80.5%
              AUTO SERVICES -- 0.2%
      30,000  Insurance Auto Auctions, Inc.*                                     $    330,000      $    375,000
                                                                                 ------------      ------------

              BANKING-- 2.8%
      20,000  Astoria Financial Corp.                                                 833,368           842,500
      64,300  Commercial Federal Corp.                                              1,524,521         1,515,069
     182,000  Golden State Bancorp, Inc.*                                           3,786,142         3,628,625
                                                                                 ------------      ------------
                                                                                    6,144,031         5,986,194
                                                                                 ------------      ------------
              CABLE TELEVISION -- 12.0%
      64,000  Adelphia Communications Corp. CL A*                                     485,512         2,504,000
     455,000  Century Communications Corp. CL A*                                    2,656,136        10,863,125
      60,000  Comcast Corp. Special CL A                                              571,524         2,816,250
      80,000  MediaOne Group, Inc.*                                                 1,340,420         3,555,000
     145,000  Tele-Communications, Inc. CL A*                                       1,729,343         5,673,125
                                                                                 ------------      ------------
                                                                                    6,782,935        25,411,500
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 1.5%
      26,000  American Classic Voyages Co.*                                           251,125           383,500
     100,000  Lab Holdings, Inc.                                                    2,628,185         1,525,000
       6,650  Lady Baltimore Foods, Inc.                                              212,725           364,088
     100,000  Protection One, Inc.                                                    171,893           975,000
                                                                                 ------------      ------------
                                                                                    3,263,928         3,247,588
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 6.1%
      50,000  Federal Home Loan Mortgage Corp.                                        138,785         2,471,875
      40,000  Federal National Mortgage Association                                   759,888         2,570,000
     242,500  SLM Holding Corp.                                                     6,656,769         7,866,094
                                                                                 ------------      ------------
                                                                                    7,555,442        12,907,969
                                                                                 ------------      ------------
              FINANCIAL SERVICES-- 7.7%
      45,000  American Express, Co.                                                 1,347,134         3,493,125
          60  Berkshire Hathaway, Inc. CL A*                                           78,698         3,576,000
     651,000  Imperial Credit Industries, Inc.*                                     9,850,152         4,068,750
      20,000  PS Group, Inc.                                                          181,200           232,500
     202,000  United Asset Management Corp.                                         5,135,159         4,343,000
      81,000  United Panam Financial Corp.*                                           919,423           455,625
                                                                                 ------------      ------------
                                                                                   17,511,766        16,169,000
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.0%
      96,000  BRC Holdings, Inc.*                                                     626,796         1,632,000
     175,000  Intelligent Systems Corp.*                                              164,183           388,290
                                                                                 ------------      ------------
                                                                                      790,979         2,020,290
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              LODGING -- 1.4%
     170,000  Hilton Hotels Corp.                                                $  3,249,572      $  2,900,625
                                                                                 ------------      ------------

              MEDIA AND ENTERTAINMENT -- 9.9%
      23,000  Daily Journal Corp.*                                                    231,501           805,000
     190,000  Tele-Communications Liberty Media CL A*                               2,093,600         6,970,625
     200,000  Tele-Communications TCI-Ventures Grp. A*                              1,630,639         3,587,500
     239,000  Valassis Communications, Inc.*                                        5,971,315         9,560,000
                                                                                 ------------      ------------
                                                                                    9,927,055        20,923,125
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 6.3%
     128,700  Countrywide Credit Industries, Inc.                                   3,277,760         5,357,137
     156,000  Franchise Mortgage Acceptance Co.*                                    1,488,295         1,033,500
     128,000  New Century Financial Corp.*                                          1,262,250           968,000
     313,000  Resource Bancshares Mtg. Grp., Inc.                                   4,115,959         5,555,750
      56,666  WMF Group, Limited*                                                     518,494           403,745
                                                                                 ------------      ------------
                                                                                   10,662,758        13,318,132
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 1.0%
      55,000  Catellus Development Corp.*                                             378,550           715,000
      60,000  Forest City Enterprises, Inc. CL A                                      671,825         1,260,000
      10,000  Syntroleum Corp.*                                                        31,917           105,000
                                                                                 ------------      ------------
                                                                                    1,082,292         2,080,000
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 10.4%
     390,000  Fortress Investment Corp.                                             7,734,164         7,020,000
     245,500  Hanover Capital Mortgage Holdings, Inc.                               3,755,004         1,687,812
      24,000  Healthcare Financial Partners Units**                                 2,400,000         2,400,000
     367,300  NovaStar Financial, Inc.                                              6,306,565         4,774,900
     423,952  Redwood Trust, Inc.                                                   9,690,050         6,147,304
                                                                                 ------------      ------------
                                                                                   29,885,783        22,030,016
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 20.2%
      84,900  Alltel Corp.                                                          2,046,370         4,022,138
      30,000  Airtouch Communications, Inc.*                                          797,086         1,710,000
     216,400  Cellular Communications of Puerto Rico                                2,159,495         2,515,650
     286,000  Centennial Cellular Corp. CL A*                                       4,321,941         9,152,000
     218,900  Corecomm Limited                                                      2,185,120         2,380,538
     355,000  Telephone and Data Systems, Inc.                                     14,384,619        12,380,625
     133,000  United States Cellular Corp.                                          3,919,678         3,965,062
     347,000  Vanguard Cellular Systems, Inc. CL A*                                 6,158,133         6,593,000
                                                                                 ------------      ------------
                                                                                   35,972,442        42,719,013
                                                                                 ------------      ------------
              OTHER -- 0.0%
       8,300  ONI International, Inc.*                                                 62,630                83
                                                                                 ------------      ------------
              Total Common Stocks                                                 133,221,613       170,088,535
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              WARRANTS -- 0.8%
     399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00              $  1,168,484      $     74,906
     370,000  NovaStar Financial, Inc., Expiring 2/03/01                            2,201,800         1,665,000
                                                                                 ------------      ------------
                                                                                    3,370,284         1,739,906
                                                                                 ------------      ------------


     FACE
    AMOUNT
  ----------
              U.S. GOVERNMENT AND AGENCY SECURITIES-- 5.2%
  $3,000,000  U.S. Treasury Note 5.50% 3/31/00                                      2,996,141         3,044,064
   2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               2,000,000         2,065,786
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,502,817         2,720,202
   3,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                               3,000,000         3,185,475
                                                                                 ------------      ------------
              Total U.S. Government and Agency Securities                          10,498,958        11,015,527
                                                                                 ------------      ------------

              SHORT-TERM SECURITIES-- 13.5%
  13,653,752  Norwest U.S. Government Money Market Fund                            13,653,752        13,653,752
   5,000,000  Federal Home Loan Mtg. Corp. Discount Note 11/10/98                   4,970,000         4,971,555
   5,000,000  Federal Farm Credit Bank 5.54% 1/04/99                                5,000,000         5,007,195
   5,000,000  Federal Farm Credit Bank Discount Note 1/07/99                        4,927,452         4,931,670
                                                                                 ------------      ------------
                                                                                   28,551,204        28,564,172
                                                                                 ------------      ------------

              Total Investments in Securities                                    $175,642,059      $211,408,140
                                                                                 ------------      ------------
                                                                                 ------------
              Other Liabilities in Excess of Other Assets -- 0.0%                                       (67,414)
                                                                                                   ------------
              Total Net Assets -- 100%                                                             $211,340,726
                                                                                                   ------------
                                                                                                   ------------
              Net Asset Value Per Share                                                            $     15.423
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**Each unit consists of five shares of common stock and one stock purchase warrant.